Document No. P 1297 of the Notary Register for year 2012

Share Sale and Share Purchase Agreement

Statements given in Ludwigshafen, Germany on June, 4, 2012
June, forth, two thousand twelve

Before me, the undersigned

Notary Dr. Christian Pohl

with official residence in 67059 Ludwigshafen am Rhein, Kaiser-Wilhelm-Straße 16 appeared today:

1. Mr **Tobias Tibor Ultz Berlin**, born 03.11.1970, of 76227 Karlsruhe, Machstraße 9, who identified himself through presentation of his German Identity Card;

2. Mr. **Gerd Mettendorf**, born 10.02.1959, of 76133 Karlsruhe, Redtenbacher Straße 8, who identified himself through presentation of his German Identity Card;

3. Mr. **David Lewis**, born 02.12.1962 of 8 Glen Cedar Road Toronto, Ontario M6C 3G1, who identified himself through presentation of his Canadian passport No. WF133160;

The individual appearing under 1. declared that he is not acting on his own behalf but on behalf of **Innoflow GmbH** (hereinafter referred to as "Seller") in his capacity as managing director and sole signatory. The Seller is registered in section B with the trade register of the Local Court in Mannheim with registration number **HRB 713599** and has its registered seat and offices in Karlsruhe. Based on an inspection of the trade register of 30.05.2012, the Notary certifies that the aforesaid company is registered under HRB 713599 and the individual appearing under 1. is authorized to represent the Seller individually and exempt from all restrictions of § 181 BGB (German civil code) as managing director.

The individual appearing under 2.declared that he is not acting on his own behalf but on behalf of **Bermet GmbH** (hereinafter referred to as "Seller") in his capacity as managing director and sole signatory. The Seller is registered in section B with the trade register of the Local Court in Mannheim with registration number **HRB 713619** and has its registered seat and offices in Karlsruhe. Based on an inspection of the trade register of 30.05.2012, the Notary certifies that the aforesaid company is registered under HRB 713619 and the individual appearing under 2. is authorized to represent the Seller individually and exempt from all restrictions of § 181 BGB (German civil code) as managing director.

The individual appearing under 3. declared that he is not acting on his own behalf but on behalf of **Bitzio, Inc.** (hereinafter referred to as the "Buyer") by a power of attorney, signed 31.05.2012 by William Schonbrun, Director, President an Chief Executive Officer of Bitzio, Inc. This power of attorney is attached to this deed, as well as an excerpt from the webpage of the Secretary of State of Nevada, USA, containing data on Bitzio, Inc. The Buyer is registered in the trade register of the Secretary of State in Nevada with registration number E0606882005-5 and has its registered offices in 1504 US HWY 395 N #8, GARDNERVILLE, 89410-5273Nevada, USA & Headquarter in 548 Market Street, Suite 18224, San Francisco, California, 94104, USA.

Mr. Lewis declares and confirms: I am the Company Secretary of Bitzio, Inc. In my capacity as the Company Secretary, I confirm, that Bitzio, Inc is a Company duly organizid under the laws of Nevada, is existing and in good standing. Furthermore, I confirm, that Mr.William Schonbrun is entitled to represent Bitzio, Inc, individually in his capacity as Director, President an Chief Executive Officer of Bitzio, Inc.

Also is attached a certified copy of the minutes of a meeting of the Board of Directors of 07.05.2012, in which the resolution on the acquisition of ACT Smartware GmbH has been adopted.

Parties waive the right to require an Apostille to the documents mentioned above despite the instructions of Notary in this regard.

Furthermore, the individuals appearing under 1 and 2 declared that they are also acting on behalf of **ACT Smartware GmbH** (hereinafter referred to as "Company" or "ACT") in their capacity as managing directors. ACT Smartware GmbH is registered in section B with the trade register of the Local Court in Mannheim with registration number **HRB 108534** and has its registered seat and offices in Karlsruhe. Based on an inspection of the trade register of 01.06.2012, the Notary certifies that the aforesaid company is registered under HRB 108534 and that each of the individuals appearing under 1 and 2 is authorized to represent ACT Smartware GmbH individually and exempt from all restrictions of § 181 BGB (German civil code) as managing director.

All persons appearing declare that they are in full capacity of the English language.

Acting in accordance with their statements, the individuals appearing entered into the share sale and share purchase agreement as follows, drafted and negotiated by the Parties and their legal advisors excluding the Notary in office:

Share Sale and Share Purchase Agreement

between
Bermet GmbH
and
Innoflow GmbH
– hereinafter referred to as the "Sellers" –

and
Bitzio, Inc.
– hereinafter referred to as the "Buyer" –

- Sellers and Buyer together referred to as "Parties" -

Whereas:

The Sellers are the sole common shareholders of ACT Smartware GmbH registered in section B with the trade register of the Local Court in Mannheim with registration number HRB 108534 and has its registered offices in Karlsruhe.

The share capital of the Company ACT Smartware GmbH amounts to € 25.000,00 and is fully paid up.

The share capital is divided into the following shareholdings (hereinafter collectively referred to as the "Shares"):

(1) A shareholding ("Share") no. 1 in the nominal amount of € 12.500,00 owned by Innoflow GmbH
(2) A shareholding ("Share") no. 2 in the nominal amount of € 12.500,00 owned by Bermet GmbH.

The recent shareholders list according to § 40 GmbHG, dated 23.12.2011, signed by Dr. Andreas Stiegeler, Notary in Karlsruhe, No. of notarial deeds 2 UR 5027/2011, is attached to this deed for documentation purposes as **Annexe 1**. Also is annexed an email of Dr. Andreas Stiegeler of 19.05.2012 explaining, that this list is the most recent one.

The Notary in office informed the persons appearing about the provision of § 16 GmbHG and the importance of information inscribed with the shareholders list.

The Sellers are interested in selling the Shares. The Buyer is interested in acquiring the Shares.

The Parties therefore agree as follows:

§ 1 Sale and Assignment of Shares; Allocation of Dividends; Effective Date, Approval of transfer

I The Sellers hereby sell to the Buyer the Shares no. 1 and no 2 and hereby assign the same to the Buyer with immediate effect in rem. The Buyer accepts such sale and assignment.

II This agreement enters into effect as of today regardless of when the assignment of the Shares shall, *inter alia,* become effective.

III The Sellers are entitled to distributed profits of the Company earned prior to the dated hereof and the Buyer is entitled to profits which will be distributed henceforth.

IV. ACT Smartware GmbH hereby grants its approval to the transfer of Shares with regard to § 10 Section1 of the Articles of Association of ACT Smartware GmbH.

§ 2 Remuneration in shares

I Bermet GmbH is remunerated with 1.650.000 Series A Convertible Redeemable Preferred shares of Buyer.

Innoflow GmbH is remunerated with 1.650.000 Series A Convertible Redeemable Preferred shares of Buyer.

All Series A Convertible Redeemable Preferred shares are hereby assigned by Buyer to Sellers with immediate effect in rem.

Parties agree, that no further cash payment has to be made in counterpart for the sale of Shares by Buyer.

II The Buyer confirms, represents and warrants that The Series A Convertible Redeemable Preferred shares Certificates are properly authorized and issued before notarizing this agreement.

Buyer is in possession of share certificates embodying the Series A Convertible Redeemable Preferred shares. Upon notarization of this agreement these share certificates embodying the Series A Convertible Redeemable Preferred shares are hereby agreed to be legally assigned and physically transferred to the Sellers. Certificate No. 007 is transferred to Innoflow GmbH, Certificate No. 008 is transferred to Bermet GmbH, certified copies of both certificates are attached to this deed for documentation purposes as **Annexes 2 a and 2 b**.

III The Series A Convertible Redeemable Preferred shares are hereby agreed by the Parties to be defined as in the document number 20120011025-94 of the Secretary of State of Nevada, USA referring to the legal entity Bitzio, Inc. with the legal entity number E0606882005-5, which is attached to this deed as **Annexe 3**. Annexe 3 is an essential part of this deed and has been read to the persons appearing by the Notary.

IV There are no other or further restrictions concerning the convertibility and salability than described in the prior referred document 20120011025-94 of the Secretary of State of Nevada.

Notary in office instructed the Parties, that he cannot confirm the existence of the Series A Convertible Redeemable Preferred shares, nor can he advise on the procedures and formalities, for example - not limited to - notifications to federal or state authorities, payments of stamp duties or the like, necessary in order to transfer the shares or rights converted into shares to the Seller. Parties declare to seek third party legal advice in this respect, if deemed necessary by the Parties. Notary pointed out that the transfer of Shares according to § 1 is valid even if the transfer of shares as contemplated in this § 2 is not valid. He advised the Parties on possible alternative structures of this exchange of shares, for example to define the valid assignment of the shares received in counterpart as a condition for the transfer of shares assigned by the seller.

§ 3 Representations of the Sellers

I The Sellers are the legal and beneficial owners of the Shares that are free from any encumbrance and third party rights. The Sellers may freely dispose of the Shares and do not require any consent of a third party and a disposal does not result in any infringement of any third party rights, except the Companies approval as mentioned in § 1 IV of this deed with regard to the restriction of transferability as of § 10 of the articles of association of the Company.

II There are no shareholders of ACT Smartware GmbH other than the Sellers.

III The Sellers are not subject to any insolvency proceedings or a composition and there are no incidents that would justify the opening of such proceedings in the future.

IV The Sellers conduct a shareholder meeting of ACT Smartware GmbH with all shareholders present, thereby waiving adherence to all requirements as to form and time, and resolve the following: The legal transactions in this deed are consented to. With that the shareholder meeting is finished.

§ 4 Representations and Warranties of the Buyer

I The buyer is the legal and beneficial owner of the preferred Shares that are free from any encumbrance and third party rights. The buyer may freely dispose of the Shares and does not require any consent of a third party and a disposal does not result in any infringement of any third party rights.

II The Company is not subject to any insolvency proceedings or a composition and there are no incidents that would justify the opening of such proceedings in the future.

III The buyer - as the future sole shareholder in ACT Smartware GmbH - waives any right for a termination of the employment contracts between ACT Smartware GmbH and Mr. Tobias Berlin and ACT Smartware GmbH and Mr. Gerd Mettendorf taking effect before December 31st 2012.

§ 5 Warranties of the Sellers

The following issues fall within the statutory warranties of the sellers:

I ACT Smartware GmbH is duly organized under German law.

II The annual audited report consists of the balance sheet, profit and loss statement plus the addendum. The Balance Sheets were prepared in accordance with german commercial and tax reporting standards. The latest book value was 48.798 € per share per December 31st 2011. Excerpts of the audited reports of the years 2009, 2010 and 2011 are attached to this deed as **Annexes 4a, 4b and 4c**.

III There is one law suit pending (See below § 5 VIII 1). Besides that there are no indications about upcoming law suits.

IV ACT Smartware GmbH has 3 (three) employees:

a. Michael Weiß is an iOSdeveloper and Image Library specialist for Daimler
b. Marcel Heinzel is an android developer
c. Marie Oolo is an internal supporter and Daimler tester

Furthermore ACT Smartware has currently two contracts with its directors
d. Gerd Mettendorf (mixture status between employee and owner)

e. Tobias Berlin (mixture status between employee and owner)

V The recent version of the articles of association of ACT Smartware GmbH dates of 25.03.2008. The sellers have not adopted any shareholders resolution to modify the articles of association since that date.

VI ACT Smartware GmbH has filed all due tax declarations and paid all taxes payable until the date of this agreement.

VII The asset of ACT Smartware are the following values:

1 Intellectual Property Right in EveryoneApps an App generator for Bitzio. Direct costs of development in 2011 about 27.500 US $ and in Q1-2012 = 25.500 US $

2 Intellectual Property and Brand **XO7Brainiac** in game marketwww.xo7brainiac.com

- 10 apps are published under this brand (free & paid version): X-doc, Soccer 2010, Antonios color Madness, Antonios color Madness for iPad,
  a hurry Xmas, City survivor
- Xo7brainiac Twitter account with approx. 35000 followers
- https://www.facebook.com/exocet.brainiac
- 2 characters (intellectual property): Antonio &Dödel.

3 Intellectual Property rights in Business Apps for inventory scanning: inventory scanner, Barcode2Web, Barcode2Desktop

4 Further apps are nearly completely developed (not yet published) or are in preparation.

5 Image Library: Developed for Daimler AG since 2007, ongoing Project. Developing was done inhouse, Intellectual property rights belong to Daimler AG, ACT Smartware GmbH has the knowhow & the skills.

6 Knowledge from Cooperation with Applikationszentrum mikrooptische Systeme under the roof of IOF (IOF = Fraunhofer Institute for Applied Optics and

Precision Engineering in Jena Germany). IOF developed a roughness sensor (Intellectual Property belongs to IOF), ACT might market this device.

7 Calibrations of engine testing systems
ACT has the right to market the private patent pending solution to calibrate an engine test facility (project for BOSCH).

8 Smartsurf - by public funds sponsored research project (9.2009 – 12.2012)
Intellectual property and market option for automation of surface roughness sensor.

9 Intellectual Property rights in 3D VisionFactory: A software library for building 3D Vision solutions in industrial automation.

10 Additional assets (hardware, software, etc.) as listed in the assets analysis of the balance sheet.

II The obligations and risks of ACT Smartware are as following:

1 Legal dispute with the bankruptcy trustee of a former business partner (legal reference code AZ 6 O 03/12 Landgericht Karlsruhe):Claim for the purchase of inventory in an unagreed and according to ACT attorney´s opinion illegitimate amount of 72.691,09 € including value added tax. Our Demand against this plaintiff are more than 40.000 € including value added tax. First court hearing is on 27 April 2012.
The sellers will recompensate the buyer, if the claim will cost ACT more than 15.000 €.

2 ACT has a current account credit line in the amount of 20.000€.

3 ACT has a rented business office, which ACT has partly sublet / subrented to another company (Comotronix).

4 Internet & Telecom contracts: 1 contract for high speed internet access with "Kabel BW" monthly rate 67,14€ until 03/2014. Internet connection CNT is to be terminated, monthly rate 179 €. This contract is terminated as quickly as possible. PBX connection with Telekom (telephone contract). 4 mobile phone contracts (T-Mobile). 4 mobile internet access contracts for notebooks. Internet

Hosting contracts for ACT Smartware, xo7brainiac and misc. Domains (short term contract: 12 months or less).

5 Leasing contract for the company car of Mr. Berlin monthly rate: 1.072 € until 06/2012 and from 07/2012 until 06/15 1290 €.

IX For the sale and the transfer of the intellectual property the term intellectual property is hereby for this agreement defined as following:

1 Intellectual property mentioned in this agreement is not registered anywhere as trademark, copyright or patent or as anything similar.
2 The sellers transfer and do not withhold rights which might be registered as patent, copyright or trademark.
3 The sellers confirm that they do neither hold nor withholdregistered trademarks, copyright or patents related to the above projects or the projects of the ACT Smartware GmbH as Innoflow GmbH and / or as Bermet GmbH.
4 The sellers confirm that they do neither hold nor withhold registered trademarks, copyright or patents related to the above projects or the projects of the ACT Smartware GmbH as Tobias Berlin and / or as Gerd Mettendorf.
5 The sellers confirm that they do neither hold nor withhold registered trademarks, copyright or patents related to the above projects or the projects of the ACT Smartware GmbH as owner or shareholder indirectly via other legal entities.

X The aforesaid warranties are warranties within the normal statutory warranties. The warranties of this § 5 shall remain in force for 2 years starting with the day of notarization (normal statutory warranty period).

§ 6 Miscellaneous

I Each party shall bear the costs of its own advisors retained. The costs of the notarization and any transfer costs (broker, stock exchange fees or similar fees, US taxes) arising from the conclusion and implementation of this Agreement shall be borne by Bitzio Incorporation. Only for declarative explanation: German taxes shall be borne by Innoflow GmbH and Bermet GmbH.

II All amendments or supplements to this Agreement including this provision shall be in writing unless notarization is required. A change of this agreement can be agreed in

electronic form. A mere email or chatmessage is not sufficient. An oral agreement to desist from the written form for a change of this agreement is void.

III If any provision of this Agreement shall be entirely or partly invalid or unenforceable, this shall not affect the validity and enforceability of all other provisions of this Agreement. The invalid or unenforceable provision shall be regarded as replaced by such valid and enforceable provision that as closely as possible reflects the economic purpose that the parties hereto had pursued with the invalid or unenforceable provision.

IV The conclusion of this Agreement shall supersede all arrangements of the parties made prior the conclusion of this Agreement.

V This Agreement shall be governed by the laws of the Federal Republic of Germany. The courts of Karlsruhe shall have exclusive jurisdiction for all disputes between the parties arising from this agreement.

§ 7 Further instructions of the Notary

The Notary also instructed the individuals appearing that

- In case of a sale of shares in a GmbH only such person whose acquisition has been filed with the trade register accompanied by evidence on the transfer towards the Company would be regarded as buyer by the Company;

- All acts in relation to the shareholder relationship that may have been performed by the Company to the Seller or by the Seller to the Company prior to the filing shall take full force and effects on the Buyer;

- The Buyer, in addition to the Seller, is fully responsible for all outstanding contributions on the shareholding that shall be overdue as at the time of the registration.

- The Notary has not verified content and structure of §§ 4 and 5 of this deed. Also, he has not given any legal advice with regard to international private law matters and legal issues governed by foreign legislation.

- The Notary has not advised the Parties with regard to any foreign legislation, in particular the one of the USA. The Notary has no personal knowledge of the possible foreign relevant statutes and laws governing this agreement, including any formalities to be observed under these laws. All Parties confirm, that the Notary was not requested to advise them on any aspect of any foreign legislation including the relevant international private law provisions. The Parties confirm to be advised by qualified lawyers of all jurisdictions and legislations affected by this deed.

- Furthermore, the Notary has informed the Parties that - according to the German legal system - all agreements must be completely and duly notarized, in particular all parts of the Share Purchase Agreement, including all annexes and attachments hereto. Any provision of an agreement which is not notarized are null and void and may cause the invalidity of the entire agreement.

- The Notary has informed the Parties about the possible consequences of a null and void Share Purchase Agreement, for instance the risk of claims of unjust enrichment or the like with regard to the share transfer.

- All Parties are jointly and severally liable, by law, and irrespective of the agreements made in this deed, for the costs and fees payable to the Notary.

§ 8 Executed Deeds, Copies

It should be received:

Certified Deeds: Each Party 1

Certified Copies: Each Party 1
Rechtsanwalt Dr. Andreas Schwörer 1
The Finance Office (Corporate Income Tax) 1

After the conclusion of the above agreement the individual appearing under 1.and 2. above declared upon request of the notary that the assets of the Company do not include domestic real estate.

The individuals appearing requested the Notary to register the acquisition of the shares in the target company through the buyer with the Company together with a certified copy of this instrument attached an a new list of shareholders.

This agreement and its terms shall be governed by and construed in accordance with the laws of Germany.

This deed has 4 annexes. Annexes 1 and 2 are attached to this deed for information purposes only and have not been read by the notary. Annexe 3 has been read by the notary to the persons appearing. The parties waive their right, that Annexes 4, 4a and 4 b are also read to them by the Notary. These documents have been presented to the persons appearing for they could take notice of their content and have been signed by the persons appearing on each page of each document.

This deed was signd on June 4, 6.15 p.m. local time in Ludwigshafen am Rhein, Germany.

Read including Annexe 3 as mentioned above by the Notary, approved by the Parties and signed at 6.15 p.m.as follows:

Notar

Dr. Christian Pohl 1 Notar in Ludwigshafen am Rhein

Ontario

MINISTRY OF GOVERNMENT SERVICES

I HEREBY CERTIFY AS FOLLOWS:

GAYLE NUSSBAUM

of the Province of Ontario, whose name is subscribed to the attached Instrument, was, at the time of subscribing thereto, a **NOTARY PUBLIC** in and for the Province of Ontario, Canada, duly commissioned and duly authorized by the laws thereof to administer oaths, to take affidavits and to certify the proof of deeds and other instruments in writing to be recorded within the said Province.

I FURTHER CERTIFY THAT I have compared the signature of the said **NOTARY PUBLIC** subscribed to the attached Instrument with the specimen signature of the said **NOTARY PUBLIC** filed in this office and verily believe the said signature to be genuine; and THAT I have compared the impression of the Seal of the said **NOTARY PUBLIC** appearing on the attached Instrument with the specimen of the Seal filed in this office and verily believe the impression of the Seal to be genuine.

IN TESTIMONY WHEREOF I have hereunto set my Hand and affixed the Seal of the Ministry of Government Services of the Province of Ontario at the City of Toronto in the said Province this first day of June, A.D. 2012.

Christina Netto

for the MINISTER OF GOVERNMENT SERVICES

CANADA)
)
PROVINCE OF ONTARIO)
)
CITY OF TORONTO)
)

TO ALL TO WHOM THESE PRESENTS MAY COME, BE SEEN OR KNOWN

To Wit:

I, GAYLE NUSSBAUM, a Notary for the Province of Ontario, by Royal Authority duly appointed, residing in the City of Toronto, in said Province, **DO CERTIFY AND ATTEST** that the attached Power of Attorney document was signed by William Schonbrun on May 31, 2012.

IN TESTIMONY WHEREOF I have set my hand and affixed my Notarial Seal at the City of Toronto, this 31st day of May, 2012.

Gayle Nussbaum
A Notary Public in and for
the Province of Ontario

POWER OF ATTORNEY

BITZIO, INC.

THIS POWER OF ATTORNEY is made this 31st day of May, 2012, by William Schonbrun ("Schonbrun"), a director, the President and Chief Executive Officer of **Bitzio, Inc.**, (the "Company") a company incorporated in the State of Nevada and whose principal office is at 548 Market Street, Suite 18224, San Francisco, California 94104.

1. The Company and Schonbrun hereby irrevocably appoint Mr. David L. Lewis (the "Attorney") to be their true and lawful attorney with full power and authority in the name of and on behalf of each of the Company and Schonbrun, in connection with the acquisition of ACT Smartware GmbH and the entering into Consulting Agreements with the shareholders thereof; including, but not limited to approve, sign, execute on the Company's and Schonbrun's behalf and deliver any document and do any act or thing which the Attorney, in his absolute and unfettered discretion, considers necessary or desirable in connection with the above noted acquisition.

2. The Company and Schonbrun:

   (i) Hereby declare that this power of attorney to be valid for a period of 12 months from the date hereof; and

   (ii) Hereby undertakes to ratify and confirm whatever the Attorney shall cause to be done by virtue of and in accordance with this power of attorney and to indemnify and keep indemnified the Attorney against all claims, demands, costs, damages and expenses howsoever arising consequent upon the proper exercise of all or any of the powers herein contained.

IN WITNESS WHEREOF this power of attorney has been executed as a deed on the date first stated above.

BITZIO, INC.

WBS

WILLIAM SCHONBRUN
Director, President and Chief
Executive Officer

CANADA)

PROVINCE OF ONTARIO)

CITY OF TORONTO)

TO ALL TO WHOM THESE PRESENTS MAY COME, BE SEEN OR KNOWN

To Wit:

I, GAYLE NUSSBAUM, a Notary for the Province of Ontario, by Royal Authority duly appointed, residing in the City of Toronto, in said Province, **DO CERTIFY AND ATTEST** that the attached document is a true copy of the Entity Detail listing the officers of Bitzio, Inc., on May 31, 2012.

IN TESTIMONY WHEREOF I have set my hand and affixed my Notarial Seal at the City of Toronto, this 31st day of May, 2012.

Gayle Nussbaum
A Notary Public in and for
the Province of Ontario

Entity Detail

Use the buttons below to request a Certificate of Good Standing, an Annual List & Business License, an Amended List, or an Initial List & Business License; whichever is applicable at this time.

Selecting the *File Initial / Annual List of Officers / Business License* button will guide you through the process of filing the correct List & Business License for your situation.

Name: BITZIO, INC.

Type:	**File #:**	**State:**	**Incorporated On:**
Corporation	E0606882005-5	NV	9/12/2005 12:00:56 PM

Status:	**Corp Type:**
ACTIVE	NRS78 - Domestic Corporation

Registered Agent / Officers

Title	Name	Address
Registered Agent	REGISTERED AGENT SOLUTIONS, INC. (Commercial Registered Agent)	4625 WEST NEVSO DR SUITE 2 LAS VEGAS, NV 89103
President	WILLIAM SCHONBRUN	1504 US HWY 395 N #8 GARDNERVILLE, NV 89410-5273
Secretary	DAVID LEWIS	1504 US HWY 395 N #8 GARDNERVILLE, NV 89410-5273
Treasurer	R W GARNETT	1504 US HWY 395 N #8 GARDNERVILLE, NV 89410-5273
Director	R W GARNETT	1504 US HWY 395 N #8 GARDNERVILLE, NV 89410-5273

CANADA)
)
PROVINCE OF ONTARIO)
)
CITY OF TORONTO)
)

TO ALL TO WHOM THESE PRESENTS MAY COME, BE SEEN OR KNOWN

To Wit:

I, GAYLE NUSSBAUM, a Notary for the Province of Ontario, by Royal Authority duly appointed, residing in the City of Toronto, in said Province, **DO CERTIFY AND ATTEST** that the attached document is a true copy of the Minutes of a meeting of the Board of Directors of Bitzio, Inc., held on May 7, 2012.

IN TESTIMONY WHEREOF I have set my hand and affixed my Notarial Seal at the City of Toronto, this 31st day of May, 2012.

Gayle Nussbaum
A Notary Public in and for
the Province of Ontario

Annexe 1

Entwurf: Notariat 2 Karlsruhe 2 UR 5027 / 2011

Helmholtzstr. 9-11*76133 Karlsruhe (Helmholtzstr. 9-11*76133 Karlsruhe); Tel. :0721/926-6263; Fax: 0721/840-9971;
e-mail:andreas.stiegeler@notkarlsruhe.justiz.bwl.de

An das
Amtsgericht
-Registergericht-

Mannheim

Liste der Gesellschafter

der Firma ACT Smartware GmbH mit Sitz in Karlsruhe, eingetragen im Handelsregister des Amtsgerichts Mannheim, HRB 108534.

Gesellschafter sind nach zur Urkunde des Notariats 2 Karlsruhe, 2 UR 5026 / 2011, am 23.12.2011 erklärter Anteilsübertragung:

Gesellschafter	Nummer Anteil(e)		Nennbetrag (€)
Innoflow GmbH, Machstr. 9, 76227 Kalsruhe	1	à	12.500,00
Bermet GmbH, Redtenbacherstr. 8, 76133 Karlsruhe	2	à	12.500,00

wobei jeder der Gesellschafter für jede Nummer der ihm vorstehend zugeordneten Anteile je einen Geschäftsanteil mit dem vorbezeichneten Nennbetrag inne hat.

76133 Karlsruhe, den 23.12.2011

(Dr. Stiegeler, Notar)

Ich, Notar Dr. Stiegeler, bescheinige hierher gem. § 40 Absatz 2 Satz 2 GmbHG, dass die geänderten Eintragungen den Veränderungen entsprechen, an denen ich gem. o.g. Urkunde des Notariats 2 Karlsruhe mitgewirkt habe und dass die übrigen Eintragungen mit dem Inhalt der zuletzt im Handelsregister aufgenommenen Liste übereinstimmen.

76133 Karlsruhe, den 23.12.2011

Dr. Stiegeler
(Notar)

NOTARIAT KARLSRUHE

, den 28.12.2011

Hiermit beglaubige ich die Übereinstimmung, der in dieser Datei enthaltenen Bilddaten (Abschrift) mit dem mir vorliegenden Papierdokument (Urschrift).

Andreas Stiegeler
Notar

Sehr geehrter Herr Dr. Pohl,
anbei einen modifizierten Entwurf hinsichtlich des schon diskutierten Deals.
Anbei auch den Emailverkehr zwischen Herrn Notar Dr. Stiegeler und mir.
Wir haben die Warrantis etwas abgespeckt und den Begriff Intellectual Property in negativer Abgrenzung definiert.
Die Dinge sind soweit geklärt, dass die Verpflichtungs und Verfügungsgeschäfte in dem vertrag inkludiert sein sollen.
Meine Mandantschaft wünscht einen Termin nächsten Montag.
Ich bitte um gelegentlichen Rückruf hinsichtlich des Textes und des Termin.
Vielen Dank
Beste Grüsse
Dr Andreas Schwörer

-------- Original-Nachricht --------
Betreff:AW: Gesellschafterlisten 2 UR 5026 =? 5027 /2011
Datum: Sat, 19 May 2012 09:32:53 +0200
Von: Stiegeler, Andreas (NOT Karlsruhe) <Andreas.Stiegeler@notkarlsruhe.justiz.bwl.de>
An:"RA Dr. Andreas Schwörer" <as@steueranwalt.cc>

Sehr geehrter Herr Dr. Schwörer,
die spätere Urkunde 2 UR 5027/2011 ist die aktuellere meiner Urkunden, zeigt den späteren Zustand. Ob zwischenzeitlich weitere Listen
Mit freundlichen Grüßen
Stiegeler

-----Ursprüngliche Nachricht-----
Von: "RA Dr. Andreas Schwörer" [mailto:as@steueranwalt.cc]
Gesendet: Freitag, 18. Mai 2012 14:58
An: Stiegeler, Andreas (NOT Karlsruhe)
Betreff: Gesellschafterlisten 2 UR 5026 =? 5027 /2011

Sehr geehrter Herr Dr. Stiegeler,
die beiliegenden Urkunden haben auf seitens Ihres Kollegen die Frage hervorgerufen welche Liste diejenige Liste ist, die den aktuellen
Ist die Urkunde mit der Nummer 5026 bzw 5027 die aktuelle?
Beste Grüsse
Dr Andreas Schwörer

Anhänge

20120331 Deal Vertragsentwurf 16 Notarteil.pdf	31.677 Bytes	29.05.2012 17:00:02

Annexe 2 a

True Copy

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
September 12, 2005

NUMBER 007

SHARES 1,650,000

BITZIO, INC.

SERIES A CONVERTIBLE REDEEMABLE
PREFERRED STOCK:
6,000,000 SHARES
PAR VALUE: $0.001

THIS CERTIFIES THAT ~~Tobias Berlin~~ INNOFLOW GmbH

IS THE RECORD HOLDER OF ***One Million Six Hundred Fifty Thousand***

RESTRICTED

Shares of Series A Convertible Redeemable Preferred Stock of the above named Corporation, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: May 29, 2012

David L. Lewis, *Secretary*

William Schonbrun, *President*

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT HAS BEEN MADE OR UNLESS AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION PROVISIONS HAS BEEN ESTABLISHED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.

For Value Received, ____
hereby sell, assign and transfer unto ______________________________
______________________________ ***shares represented by the within Certificate, and do hereby irrevocably constitute and appoint*** ______________________________ ***Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.***

Dated this __________ ***day of*** ______________, ***A.D., 20*** ________

In the presence of

____

____

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

I certify that this is a true copy of the original document.

Ludwigshafen am Rhein, 04.06.2012


+ Dr. Christian Pohl +
2
Notar in Ludwigshafen am Rhein

Annexe 2 b

True Copy

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
September 12, 2005

NUMBER 008

SHARES 1,650,000

BITZIO, INC.

SERIES A CONVERTIBLE REDEEMABLE
PREFERRED STOCK:
6,000,000 SHARES
PAR VALUE: $0.001

THIS CERTIFIES THAT ~~Gerd Mettendorf~~ BERMET GmbH

IS THE RECORD HOLDER OF ***One Million Six Hundred Fifty Thousand***

RESTRICTED

Shares of Series A Convertible Redeemable Preferred Stock of the above named Corporation, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: May 29, 2012

David L. Lewis, *Secretary*

William Schonbrun, *President*

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT HAS BEEN MADE OR UNLESS AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION PROVISIONS HAS BEEN ESTABLISHED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.

For Value Received, ____
hereby sell, assign and transfer unto ________________________________
______________________________________ ***shares represented by the within Certificate, and do hereby irrevocably constitute and appoint*** ________
__________________________________ ***Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.***

Dated this __________ ***day of*** ______________, ***A.D., 20*** _______

In the presence of

____

____

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


+ Dr. Christian Pohl +
2
Notar in Ludwigshafen am Rhein

I certify that this is a true copy of the original document.
Ludwigshafen am Rhein, 04.06.2012

Annexe 3

CANADA)
)
PROVINCE OF ONTARIO)
)
CITY OF TORONTO)
)

TO ALL TO WHOM THESE PRESENTS MAY COME, BE SEEN OR KNOWN

To Wit:

I, GAYLE NUSSBAUM, a Notary for the Province of Ontario, by Royal Authority duly appointed, residing in the City of Toronto, in said Province, **DO CERTIFY AND ATTEST** that the attached document is a true copy of the Certificate of Designation of the Rights, Preferences, Privileges and Restrictions for the Series A Convertible Redeemable Preferred Stock of Bitzio, Inc., dated January 1, 2012 and the Certificate of Amendment thereto dated May 3, 2012.

IN TESTIMONY WHEREOF I have set my hand and affixed my Notarial Seal at the City of Toronto, this 31st day of May, 2012.

Gayle Nussbaum
A Notary Public in and for
the Province of Ontario

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

150301

Filed in the office of	Document Number 20120317781-22
Ross Miller Secretary of State State of Nevada	Filing Date and Time 05/03/2012 3:00 PM
	Entity Number E0606882005-5

Amendment to Certificate of Designation After Issuance of Class or Series

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations

(Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1. Name of corporation:

Bitzio, Inc.

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:

Series A Convertible Redeemable Preferred Stock

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:

The Third recital in Section A of the original Certificate of Designation shall be restated in its entirety as follows to increase the authorized number of shares from 2,500,000 to 6,000,000:

"WHEREAS, the Board of Directors believes it in the best interests of the Corporation to create a new series of preferred stock consisting of Six Million (6,000,000) shares and designated as the "Series A Convertible Redeemable Preferred Stock" having certain rights, preferences, privileges, restrictions and other matters relating to the Series A Convertible Redeemable Preferred Stock."

5. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

6. Signature: (required)

X WBS

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

150101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Designation
(PURSUANT TO NRS 78.1955)

Filed in the office of	Document Number 20120011025-94
Ross Miller Secretary of State State of Nevada	Filing Date and Time 01/06/2012 4:00 PM
	Entity Number E0606882005-5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations
(Pursuant to NRS 78.1955)

1. Name of corporation:

Bitzio, Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

CERTIFICATE OF DESIGNATION OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS, WHICH HAVE NOT BEEN SET FORTH IN THE CERTIFICATE OF INCORPORATION OR IN ANY AMENDMENT THERETO, OF THE SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK OF BITZIO, INC.

The undersigned, Gordon C. McDougall and Steven D. Moulton, do hereby certify that:

A. They are the President and Secretary, respectively, of Bitzio, Inc., a Nevada corporation (the "Corporation").

[continued on attached]

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X

Signature of Officer Gordon C. McDougall

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF DESIGNATION OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS, WHICH HAVE NOT BEEN SET FORTH IN THE CERTIFICATE OF INCORPORATION OR IN ANY AMENDMENT THERETO, OF THE SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK OF BITZIO, INC.

The undersigned, Gordon C. McDougall and Steven D. Moulton, do hereby certify that:

A. They are the President and Secretary, respectively, of Bitzio, Inc., a Nevada corporation (the "Corporation").

WHEREAS, the Certificate of Incorporation of the Corporation authorizes a class of stock designated as Preferred Stock, with a par value of $0.001 per share (the "Preferred Class"), comprising Ten Million (10,000,000) shares and provides that the Board of Directors of the Corporation may fix the terms, including any dividend rights, dividend rates, conversion rights, voting rights, rights and terms of any redemption, redemption, redemption price or prices, and liquidation preferences, if any, of the Preferred Class;

WHEREAS, the corporation has not issued any shares of the Preferred Class;

WHEREAS, the Board of Directors believes it in the best interests of the Corporation to create a new series of preferred stock consisting of Two Million Five Hundred Thousand (2,500,000) shares and designated as the "Series A Convertible Redeemable Preferred Stock" having certain rights, preferences, privileges, restrictions and other matters relating to the Series A Convertible Redeemable Preferred Stock.

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby fix and determine the rights, preferences, privileges, restrictions and other matters relating do the Series A Convertible Redeemable Preferred Stock as follows:

1. Definitions. For purposes of this Certificate of Designation, the following definitions shall apply:

1.1 "Board" shall mean the Board of Directors of the Corporation.

1.2 "Corporation" shall mean Bitzio, Inc., a Nevada corporation.

1.3 "Common Stock" shall mean the common stock, $0.001 par value per share, of the Corporation.

1.4 "Conversion Date" shall have the meaning set forth in Section 4(b).

1.5 "Holder" shall mean a holder of the Series A Convertible Redeemable Preferred Stock.

1.6 "Liquidation Price" shall mean $0.0025 per share for the Series A Convertible Redeemable Preferred Stock.

1.7 "Original Issue Date" shall mean the date on which the first share of Series A Convertible Redeemable Preferred Stock is issued by the Corporation.

1.8 "Person" shall mean an individual, a corporation, a partnership, an association, a limited liability company, an unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof.

1.9 "Series A Convertible Redeemable Preferred Stock" shall mean the Series A Convertible Redeemable Preferred Stock, $0.001 par value per share, of the Corporation.

2. Dividend Rights. The Series A Convertible Redeemable Preferred Stock shall have no dividend rights.

3. Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation; whether voluntary or involuntary, the funds and assets of the Corporation that may be legally distributed to the Corporation's shareholders (the "Available Funds and Assets") shall be distributed to shareholders in the following manner:

3.1 Series A Convertible Redeemable Preferred Stock. The holders of each share of Series A Preferred Stock then outstanding shall be entitled to be paid, out of the Available Funds and Assets, and prior and in preference to any payment or distribution (or any setting apart of any payment or distribution) of any Available Funds and Assets on any shares of Common Stock or subsequent series of preferred stock, an amount per share equal to the Liquidation Price of the Series A Convertible Redeemable Preferred Stock plus all declared but unpaid dividends on the Series A Convertible Redeemable Preferred Stock. If upon any liquidation, dissolution or winding up of the Corporation, the Available Funds and Assets shall be insufficient to permit the payment to holders of the Series A Convertible Redeemable Preferred Stock of their full preferential amount as described in this subsection, then all of the remaining Available Funds and Assets shall be distributed among the holders of the then outstanding Series A Convertible Redeemable Preferred Stock pro rata, according to the number of outstanding shares of Series A Convertible Redeemable Preferred Stock held by each holder thereof.

3.2 Participation Rights. If there are any Available Funds and Assets remaining after the payment or distribution (or the setting aside for payment or distribution) to the holders of the Series A Convertible Redeemable Preferred Stock of their full preferential amounts described above in this Section 3, then all such remaining Available Funds and Assets shall be distributed among the holders of the then outstanding Common Stock and Preferred

Stock pro rata according to the number and preferences of the shares of Common Stock and Preferred Stock (as converted to Common Stock) held by such holders.

3.3 Merger or Sale of Assets. A reorganization or any other consolidation or merger of the Corporation with or into any other corporation, or any other sale of all or substantially all of the assets of the Corporation, shall not be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 3, and the Series A Convertible Redeemable Preferred Stock shall be entitled only to (i) the right provided in any agreement or plan governing the reorganization or other consolidation, merger or sale of assets transaction, (ii) the rights contained in the General Corporation Law of the State of Nevada and (iii) the rights contained in other Sections hereof.

3.4 Non-Cash Consideration. If any assets of the Corporation distributed to shareholders in connection with any liquidation, dissolution or winding up of the Corporation are other than cash, then the value of such assets shall be their fair market value as determined by the Board.

4. Conversion Rights.

4.1 Conversion of Preferred Stock. Each share of Series A Convertible Redeemable Preferred Stock shall be convertible, at the option of the holder thereof, at any time after January 1, 2013 but before January 2, 2017 (the "Conversion Window"), and upon payment to the Corporation of a conversion premium of Forty Cents ($0.40) per share of common stock acquired upon conversion (the "Conversion Premium"), into two (2) fully paid and nonassessable shares of Common Stock of the Corporation (the "Conversion Shares").

4.2 Procedures for Exercise of Conversion Rights. The holders of any shares of Series A Convertible Redeemable Preferred Stock may exercise their conversion rights as to all such shares or any part thereof by delivering to the Corporation during regular business hours, at the office of any transfer agent of the Corporation for the Series A Convertible Redeemable Preferred Stock, or at the principal office of the Corporation or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed for transfer to the Corporation (if required by the Corporation), accompanied by written notice stating that the holder elects to convert such shares, and the Conversion Premium. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "Conversion Date." As promptly as practicable after the Conversion Date, the Corporation shall issue and deliver to or upon the written order of such holder, at such office or other place designated by the Corporation, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check for cash with respect to any fractional interest in a share of Common Stock as provided in section 4(c) below. The holder shall be deemed to have become a shareholder of record on the Conversion Date. Upon conversion of only a portion of the number of shares of Series A Convertible Redeemable Preferred Stock represented by a certificate surrendered for conversion, the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the

number of shares of Series A Convertible Redeemable Preferred Stock representing the unconverted portion of the certificate so surrendered.

4.3 No Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series A Convertible Redeemable Preferred Stock. If more than one share of Series A Convertible Redeemable Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Convertible Redeemable Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series A Convertible Redeemable Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest equal to the fair market value of such fractional interest as determined by the corporation's Board of Directors.

4.4 Payment of Taxes for Conversions. The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion pursuant hereto of Series A Convertible Redeemable Preferred Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series A Convertible Redeemable Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

4.5 Reservation of Common Stock. The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Series A Convertible Redeemable Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all shares of all series of preferred stock from time to time outstanding.

4.6 Registration or Listing of Shares of Common Stock. If any shares of Common Stock to be reserved for the purpose of conversion of shares of Series A Convertible Redeemable Preferred Stock require registration or listing with, or approval of, any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise, before such shares may be validly issued or delivered upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration, listing or approval, as the case may be.

4.7 Status of Common Stock Issued Upon Conversion. All shares of Common Stock which may be issued upon conversion of the shares of Series A Convertible Redeemable Preferred Stock will upon issuance by the Corporation be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

4.8 Status of Converted Preferred Stock. In case any shares of Series A Convertible Redeemable Preferred Stock shall be converted pursuant to this section 4, the shares so converted shall be canceled and shall not be issuable by the Corporation.

5. Adjustment of Conversion Price.

5.1 General Provisions. In case, at any time after the date hereof, of any capital reorganization, or any reclassification of the stock of the Corporation (other than a change in par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another person (other than a consolidation or merger in which the Corporation is the continuing entity and which does not result in any change in the Common Stock), or of the sale or other disposition of all or substantially all the properties and assets of the Corporation as an entirety to any other person, the shares of Series A Convertible Redeemable Preferred Stock shall, after such reorganization, reclassification, consolidation, merger, sale or other disposition, be convertible into the kind and number of shares of stock or other securities or property of the Corporation or of the entity resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold or otherwise disposed to which such holder would have been entitled if immediately prior to such reorganization, reclassification, consolidation, merger, sale or other disposition it had converted its shares of Series A Convertible Redeemable Preferred Stock into Common Stock. The provisions of this section 5.1 shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or other dispositions.

5.2 No Impairment. The Corporation will not, through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, including amending this Certificate of Designation, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series A Convertible Redeemable Preferred Stock against impairment. This provision shall not restrict the Corporation from amending its Articles of Incorporation in accordance with the Nevada Revised Statutes and the terms hereof.

6. Redemption Provisions. The Series A Convertible Redeemable Preferred Stock may be redeemed by the Corporation on the following terms:

6.1 Redemption Right; Notice. At any time after January 2, 2017 the Corporation may, as determined by the Board of Directors at its sole discretion, redeem any or all of the Series A Convertible Redeemable Preferred Stock by providing thirty (30) days advance written notice to the holders whose shares shall be redeemed.

6.2 Redemption Price. For purposes of this Section 6, the redemption price of the Series A Convertible Redeemable Preferred Stock shall be equal to the Liquidation Price.

6.3 Redemption Procedures.

(a) Any redemption of the Series A Convertible Redeemable Preferred Stock pursuant to Section 6.1 above shall be deemed to be effective and consummated (for purposes of determining the Redemption Price and the time at which the holders

shall thereafter not be entitled to deliver a Notice of Conversion for the Preferred Shares) on the Redemption Date set forth in the notice of redemption (which shall be at least thirty (30) days after the delivery of the notice of redemption, on a date chosen by the Corporation).

(b) On the effective date of a redemption of the Series A Convertible Redeemable Preferred Stock as specified above, the Corporation shall deliver by wire transfer of funds the Redemption Price to the holders of the Series A Convertible Redeemable Preferred Stock subject to redemption.

(c) Should any Series A Convertible Redeemable Preferred Stock required to be redeemed under the terms hereof not be redeemed solely by reason of limitations imposed by law, the applicable Series A Convertible Redeemable Preferred Stock shall be redeemed on the earliest possible dates thereafter to the maximum extent permitted by law.

(d) Any Notice of Conversion delivered by a holder (including delivery via facsimile) to the Corporation prior to the Redemption Date pursuant to Section 6.1 shall be honored by the Corporation and the conversion of the Series A Convertible Redeemable Preferred Stock shall be deemed effected on the Conversion Date. In addition, between the effective date of a redemption pursuant to Section 6.1 above and the date the Corporation is required to deliver the redemption proceeds in full to the applicable holder(s), the holder may deliver a Notice of Conversion to the Corporation.

7. Voting Provisions. The Series A Convertible Redeemable Preferred Stock shall have no voting rights.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation of Series A Convertible Redeemable Preferred Stock to be duly executed by its President and attested to by its Secretary this 2nd day of January, 2012.

By: Gordon C. McDougall	By: Steven D. Moulton
Its: President	Its: Secretary

shall thereafter not be entitled to deliver a Notice of Conversion for the Preferred Shares) on the Redemption Date set forth in the notice of redemption (which shall be at least thirty (30) days after the delivery of the notice of redemption, on a date chosen by the Corporation).

(b) On the effective date of a redemption of the Series A Convertible Redeemable Preferred Stock as specified above, the Corporation shall deliver by wire transfer of funds the Redemption Price to the holders of the Series A Convertible Redeemable Preferred Stock subject to redemption.

(c) Should any Series A Convertible Redeemable Preferred Stock required to be redeemed under the terms hereof not be redeemed solely by reason of limitations imposed by law, the applicable Series A Convertible Redeemable Preferred Stock shall be redeemed on the earliest possible dates thereafter to the maximum extent permitted by law.

(d) Any Notice of Conversion delivered by a holder (including delivery via facsimile) to the Corporation prior to the Redemption Date pursuant to Section 6.1 shall be honored by the Corporation and the conversion of the Series A Convertible Redeemable Preferred Stock shall be deemed effected on the Conversion Date. In addition, between the effective date of a redemption pursuant to Section 6.1 above and the date the Corporation is required to deliver the redemption proceeds in full to the applicable holder(s), the holder may deliver a Notice of Conversion to the Corporation.

7. Voting Provisions. The Series A Convertible Redeemable Preferred Stock shall have no voting rights.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation of Series A Convertible Redeemable Preferred Stock to be duly executed by its President and attested to by its Secretary this 2nd day of January, 2012.

By: Gordon C. McDougall	By: Steven D. Moulton
Its: President	Its: Secretary

shall thereafter not be entitled to deliver a Notice of Conversion for the Preferred Shares) on the Redemption Date set forth in the notice of redemption (which shall be at least thirty (30) days after the delivery of the notice of redemption, on a date chosen by the Corporation).

(b) On the effective date of a redemption of the Series A Convertible Redeemable Preferred Stock as specified above, the Corporation shall deliver by wire transfer of funds the Redemption Price to the holders of the Series A Convertible Redeemable Preferred Stock subject to redemption.

(c) Should any Series A Convertible Redeemable Preferred Stock required to be redeemed under the terms hereof not be redeemed solely by reason of limitations imposed by law, the applicable Series A Convertible Redeemable Preferred Stock shall be redeemed on the earliest possible dates thereafter to the maximum extent permitted by law.

(d) Any Notice of Conversion delivered by a holder (including delivery via facsimile) to the Corporation prior to the Redemption Date pursuant to Section 6.1 shall be honored by the Corporation and the conversion of the Series A Convertible Redeemable Preferred Stock shall be deemed effected on the Conversion Date. In addition, between the effective date of a redemption pursuant to Section 6.1 above and the date the Corporation is required to deliver the redemption proceeds in full to the applicable holder(s), the holder may deliver a Notice of Conversion to the Corporation.

7. Voting Provisions. The Series A Convertible Redeemable Preferred Stock shall have no voting rights.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation of Series A Convertible Redeemable Preferred Stock to be duly executed by its President and attested to by its Secretary this 2nd day of January, 2012.

By: Gordon C. McDougall	By: Steven D. Moulton
Its: President	Its: Secretary

Annexe 4 a

BALANCE SHEET

ACT Smartware GmbH
76137 Karlsruhe

of
31 December 2009

Assets

	31.12.2009 EUR	EUR	31.12.2008 EUR
A. Fixed assets			
I. Intangible assets			
1. Concessions, trademarks, licences and similar rights and assets		1,00	0,00
II. Tangible assets			
1. Other equipment, factory and office equipment		10.547,00	2.519,00
III. Financial assets			
1. Participations		560,00	560,00
B. Current assets			
I. Receivables and other assets			
1. Trade receivables	85.846,52		190.660,64
2. Other assets	12.980,03		1.721,11
		98.826,55	192.381,75
II. Cash in hand, central bank balances, bank balances and cheques		94.173,51	71.582,91
		204.108,06	267.043,66

Liabilit.a.shareholders'equity

	31.12.2009 EUR	EUR	31.12.2008 EUR
A. Shareholders' equity			
I. Subscribed capital		25.000,00	25.000,00
II. Retained profits		20.252,19	0,00
III. Accumulated deficit		0,00	14.466,59
IV. Net income for the year		3.180,00	34.718,78
		48.432,19	45.252,19
B. Accruals			
1. Tax accruals	16.088,00		38.389,00
2. Other accruals	21.130,00		114.349,75
		37.218,00	152.738,75
C. Liabilities			
1. Trade payables	77.653,49		5.699,60
2. Other liabilities	40.804,38		63.353,12
		118.457,87	69.052,72
		204.108,06	267.043,66

PROFIT-AND-LOSS from 01.01.2009 to 31.12.2009

ACT Smartware GmbH
76137 Karlsruhe

	01.01.-31.12.2009 EUR	01.01.-31.12.2009 EUR	01.01.-31.12.2008 EUR
1. Sales		526.664,92	475.127,50
2. **Total operating performance**		526.664,92	475.127,50
3. Other operating income		23.376,53	3.570,74
4. Cost of materials			
a) Cost of raw materials, consumables and supplies and of purchased merchandise	10.469,93		7.248,98
b) Cost of purchased services	319.116,54		251.388,81
		329.586,47	258.637,79
5. Personnel expenses			
a) Wages and salaries	126.317,74		126.128,22
b) Social security, old age pension costs and employees welfare	15.000,46		4.639,65
		141.318,20	130.767,87
6. Depreciation			
a) on intangible fixed assets and tangible assets as well as on capitalized start-up and business expansion expenses		10.375,84	688,65
7. Other operating expenses			
a) Cost of premises	23.773,85		8.410,97
b) Insurances, contributions, duties	728,38		1.261,92
c) Repairs and maintenance	424,92		56,25
d) Vehicle costs	13.703,90		10.674,23
e) Publicity and travel costs	4.827,22		5.174,07
f) Cost of selling goods	0,00		91,00
g) Sundry operating costs	20.214,81		19.286,01
		63.673,08	44.954,45
8. Other interest and similar income		221,23	0,00
9. Interest and similar expenses		228,25	100,44
10. **Results form ordinary activities**		5.080,84	43.549,04
11. Taxes			
a) Taxes on profit	1.437,84		8.367,26
b) Other taxes	463,00		463,00
		1.900,84	8.830,26
12. **Net income for the year**		3.180,00	34.718,78

BALANCE SHEET

ACT Smartware GmbH
76137 Karlsruhe

of
31 December 2010

Annexe 4 b

Assets		31.12.2010 EUR	31.12.2010 EUR	31.12.2009 EUR
A.	**Fixed assets**			
I.	Intangible assets			
1.	Concessions, trademarks, licences and similar rights and assets		1.541,00	1,00
II.	Tangible assets			
1.	Other equipment, factory and office equipment		9.469,00	10.547,00
III.	Financial assets			
1.	Participations		560,00	560,00
B.	**Current assets**			
I.	Receivables and other assets			
1.	Trade receivables	95.321,03		85.846,52
2.	Other assets	2.942,18		12.980,03
			98.263,21	98.826,55
II.	Cash in hand, central bank balances, bank balances and cheques		164.692,80	94.173,51
			274.526,01	204.108,06

Liabilit.a.shareholders'equity		31.12.2010 EUR	31.12.2010 EUR	31.12.2009 EUR
A.	**Shareholders' equity**			
I.	Subscribed capital		25.000,00	25.000,00
II.	Retained profits		23.432,19	20.252,19
III.	Net income for the year		29.162,87	3.180,00
			77.595,06	48.432,19
B.	**Accruals**			
1.	Tax accruals	15.041,00		16.088,00
2.	Other accruals	5.300,00		21.130,00
			20.341,00	37.218,00
C.	**Liabilities**			
1.	Trade payables	141.491,95		77.653,49
2.	Other liabilities	35.098,00		40.804,38
			176.589,95	118.457,87
			274.526,01	204.108,06

PROFIT-AND-LOSS from 01.01.2010 to 31.12.2010

ACT Smartware GmbH
76137 Karlsruhe

	01.01.-31.12.2010 EUR	01.01.-31.12.2010 EUR	01.01.-31.12.2009 EUR
1. Sales		807.758,77	526.664,92
2. Total operating performance		807.758,77	526.664,92
3. Other operating income		51.976,14	23.376,53
4. Cost of materials			
a) Cost of raw materials, consumables and supplies and of purchased merchandise	57.309,88		10.469,93
b) Cost of purchased services	497.239,83		319.116,54
		554.549,71	329.586,47
5. Personnel expenses			
a) Wages and salaries	152.408,74		126.317,74
b) Social security, old age pension costs and employees welfare	10.418,32		15.000,46
		162.827,06	141.318,20
6. Depreciation			
a) on intangible fixed assets and tangible assets as well as on capitalized start-up and business expansion expenses		3.571,92	10.375,84
7. Other operating expenses			
a) Cost of premises	29.733,37		23.773,85
b) Insurances, contributions, duties	593,98		728,38
c) Repairs and maintenance	725,00		424,92
d) Vehicle costs	15.467,22		13.703,90
e) Publicity and travel costs	14.445,91		4.827,22
f) Cost of selling goods	25,98		0,00
g) Sundry operating costs	35.547,12		20.214,81
		96.538,58	63.673,08
8. Other interest and similar income		211,84	221,23
9. Interest and similar expenses		161,17	228,25
10. Results form ordinary activities		42.298,31	5.080,84
11. Taxes			
a) Taxes on profit	12.672,44		1.437,84
b) Other taxes	463,00		463,00
		13.135,44	1.900,84
12. Net income for the year		29.162,87	3.180,00

Annexe 4 c

BALANCE SHEET

ACT Smartware GmbH
76137 Karlsruhe

of
31 December 2011

Assets

	31.12.2011 EUR	EUR	31.12.2010 EUR
A. Fixed assets			
I. Intangible assets			
1. Concessions, trademarks, licences and similar rights and assets		5.680,00	1.541,00
II. Tangible assets			
1. Other equipment, factory and office equipment		12.122,00	9.469,00
III. Financial assets			
1. Participations		560,00	560,00
B. Current assets			
I. Receivables and other assets			
1. Trade receivables	118.823,00		95.321,03
2. Other assets	8.126,20		2.942,18
		126.949,20	98.263,21
II. Cash in hand, central bank balances, bank balances and cheques		64.135,77	164.692,80
		209.446,97	274.526,01

Liabilit.a.shareholders'equity

	31.12.2011 EUR	EUR	31.12.2010 EUR
A. Shareholders' equity			
I. Subscribed capital		25.000,00	25.000,00
II. Retained profits		52.595,06	23.432,19
III. Net income for the year		0,00	29.162,87
IV. Net loss for the year		36.069,70	0,00
		41.525,36	77.595,06
B. Accruals			
1. Tax accruals	3.508,00		15.041,00
2. Other accruals	19.246,00		5.300,00
		22.754,00	20.341,00
C. Liabilities			
1. Liabilities to banks	759,58		0,00
2. Trade payables	122.740,50		141.491,95
3. Other liabilities	19.942,53		35.098,00
		143.442,61	176.589,95
D. Deferred income		1.725,00	0,00
		209.446,97	274.526,01

PROFIT-AND-LOSS from 01.01.2011 to 31.12.2011

ACT Smartware GmbH
76137 Karlsruhe

	01.01.-31.12.2011 EUR	01.01.-31.12.2011 EUR	01.01.-31.12.2010 EUR
1. Sales		741.380,53	807.758,77
2. Total operating performance		741.380,53	807.758,77
3. Other operating income		51.426,21	51.976,14
4. Cost of materials			
a) Cost of raw materials, consumables and supplies and of purchased merchandise	23.419,90		57.309,88
b) Cost of purchased services	482.818,84		497.239,83
		506.238,74	554.549,71
5. Personnel expenses			
a) Wages and salaries	159.197,42		152.408,74
b) Social security, old age pension costs and employees welfare	10.739,04		10.418,32
		169.936,46	162.827,06
6. Depreciation			
a) on intangible fixed assets and tangible assets as well as on capitalized start-up and business expansion expenses		5.614,54	3.571,92
7. Other operating expenses			
a) Cost of premises	32.959,40		29.733,37
b) Insurances, contributions, duties	855,60		593,98
c) Repairs and maintenance	0,00		725,00
d) Vehicle costs	14.440,22		15.467,22
e) Publicity and travel costs	21.431,12		14.445,91
f) Cost of selling goods	0,00		25,98
g) Sundry operating costs	44.576,00		35.547,12
h) Losses from depreciation	33.800,00		0,00
i) Other expenses in connection with normal business activity	300,00		0,00
		148.362,34	96.538,58
8. Other interest and similar income		217,26	211,84
9. Interest and similar expenses		63,15	161,17
10. Results form ordinary activities		-37.191,23	42.298,31
11. Taxes			
a) Taxes on profit	-1.584,53		12.672,44
b) Other taxes	463,00		463,00
		-1.121,53	13.135,44
12. Net income for the year		0,00	29.162,87
13. Net loss for the year		36.069,70	0,00